      As filed with the Securities and Exchange Commission on August 5, 1997


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/x/  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/ /  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      KOREA EQUITY FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)  Total fee paid:
--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:
--------------------------------------------------------------------------------

                           KOREA EQUITY FUND, INC.
                               180 Maiden Lane
                           New York, New York 10038
                              -----------------

                NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                              SEPTEMBER 24, 1997
                              -----------------

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

         Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York on Wednesday, September 24, 1997 at 10:30 A.M. for the following purposes:

                  (1)  To elect six Directors to serve for the ensuing year;

                  (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1997;

                  (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc., a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd., and a new Investment Sub-Advisory Agreement between Nomura Asset Management U.S.A. Inc. and LG Investment Trust Management Co., Ltd.; and

                  (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 4, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

         A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 10, 1997, at the offices of the Fund, 180 Maiden Lane, New York, New York.

         You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.
                                             By Order of the Board of Directors

                                             JOHN F. WALLACE
                                             Secretary
New York, New York
Dated: August      , 1997

                               PROXY STATEMENT

                           KOREA EQUITY FUND, INC.
                               180 Maiden Lane
                           New York, New York 10038

                              -----------------

                NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                              SEPTEMBER 24, 1997
                              -----------------


                                 INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Capital Management, Inc. ("NCM"), 180 Maiden Lane, New York, New York, on Wednesday, September 24, 1997, at 10:30 A.M. The approximate mailing date of this Proxy Statement is August , 1997.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors,
(b) FOR the ratification  of the  selection  of  independent  accountants,  and
(c) FOR the approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), and a new Investment Sub-Advisory Agreement between NAM-U.S.A.
and LG Investment Trust Management Co., Ltd. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

         The Board of Directors has fixed the close of business on August 4, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 4, 1997, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share.

         The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 through 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        ITEM 1.  ELECTION OF DIRECTORS

         At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

         The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

         Certain information concerning the nominees is set forth as follows:



                                                                                                      Shares of
                                                                                                    Common Stock
                                                                                                     of the Fund
                                        Principal Occupations                                         Beneficially
Name and Address                        During Past Five Years                       Director          Owned at
of Nominee                         and Public Directorships(1)             Age        Since        August 4, 1997
------------                       ---------------------------             ---       -------       --------------
William G. Barker, Jr. (2)    Consultant to the television industry         64         1993               -0-
111 Parsonage Road              since 1991; Senior Vice
Greenwich, Connecticut 06830    President and Chief Financial
                                Officer of The CBS/Fox Company
                                from 1982 to 1991.

George H. Chittenden (2)      Director of Bank Audi (US).                   80         1993              1,000
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Haruo Sawada (3)....          President of the Fund since 1997;             47         1997               -0-
180 Maiden Lane                 President and Director of NCM
New York, New York 10038        since 1997; General Manager of
                                Nomura Investment Management
                                Co., Ltd. ("NIMCO") from 1994
                                to 1996; Senior Vice President of
                                NCM from 1990 to 1994.

Chor Weng Tan (2)...          The Managing Director for                     61         1993               -0-
345 East 47th Street            Education, American Society of
New York, New York 10017        Mechanical Engineering since
                                1991; Professor, School of
                                Engineering, The Cooper Union
                                from 1963 to 1991; Dean,
                                School of Engineering, The
                                Cooper Union from 1975 to
                                1987; Executive Officer, The
                                Cooper Union Research
                                Foundation from 1976 to 1987;
                                Program Director, Presidential
                                Young Investigator Awards of
                                National Science Foundation
                                from 1987 to 1989; and Director,
                                Tround International, Inc.




                                                                                                      Shares of
                                                                                                    Common Stock
                                                                                                     of the Fund
                                        Principal Occupations                                         Beneficially
Name and Address                        During Past Five Years                       Director          Owned at
of Nominee                         and Public Directorships(1)             Age        Since        August 4, 1997
------------                       ---------------------------             ---       -------       --------------
Arthur R. Taylor (2)          President of Muhlenberg College               62         1993               -0-
2400 Chew Street                since 1992; Dean of the Faculty
Allentown, Pennsylvania 18104   of Business of Fordham
                                University from 1985 to 1992;
                                Chairman of Arthur R. Taylor &
                                Co. (investment firm); and
                                Director of Pitney Bowes, Inc.
                                and Louisiana Land &
                                Exploration Company.


John F. Wallace (3).          Secretary and Treasurer of the Fund           68         1993              1,000
180 Maiden Lane                 since 1990; Senior Vice
New York, New York 10038        President of NCM since 1981,
                                Secretary since 1976, Treasurer
                                since 1984 and Director since
                                1986; Senior Vice President of
                                Nomura Securities International,
                                Inc. ("NSI") since 1978,
                                Secretary from 1977 to 1991,
                                and Director from 1983 to 1991.

---------------
(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc., investment companies for which NCM acts as manager.
(2) Member of Audit Committee and Nominating Committee of the Board of
    Directors.
(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.


         Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

         During the fiscal year ended October 31, 1996, the Board of Directors held six meetings; the Audit Committee held one meeting; and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

         Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of
Section 2(a)(19) of the Investment Company Act. Mr. Sawada is President of the Fund and the President and a director of NCM. Mr. Wallace is Secretary and Treasurer of the Fund, Senior Vice President, Secretary, Treasurer and a director of NCM and Senior Vice President of NSI, which is an affiliate of NCM.

         Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with a Director's actual out-of-pocket expenses related to attendance at meetings. Such fees and expenses aggregated $46,340 for the fiscal year ended October 31, 1996. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $1,154 for the fiscal year ended October 31, 1996.

         The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors:


                                  Aggregate               Pension or Retirement          Total Compensation from
                                Compensation           Benefits Accrued as Part of         Fund Complex Paid to
                                from Fund for             Fund Expenses for its            Directors During the
                            its Fiscal Year Ended           Fiscal Year Ended              Calendar Year Ended
Name of Director               October 31, 1996               October 31, 1996               December 31, 1996*
----------------              ------------------             ------------------             -------------------
William G. Barker, Jr.....       $8,000                          None                          $33,000

George H. Chittenden......       $8,000                          None                          $33,000

Haruo Sawada..............         -                             None                             -

Chor Weng Tan.............       $8,000                          None                          $33,000

Arthur R. Taylor..........       $8,000                          None                          $33,000

John F. Wallace...........         -                             None                             -

-----------
* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.



         Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                                           Shares of Common
                                                                                                          Stock of the Fund
                                                                                                             Beneficially
                                                                                            Officer            Owned at
   Name and Principal Occupation During Past Five Years           Office          Age        Since          August 4, 1997
   ----------------------------------------------------           ------          ---       -------         --------------
Haruo Sawada...............................................     President          47         1997               -0-
      President and Director of NCM since 1997,
      General  Manager of NIMCO from 1994 to 1996,
      Senior Vice President of NCM from 1990 to 1994.

Mitsutoyo Kohno............................................        Vice            48         1993               -0-
      Senior Vice President of NCM since 1991 and Director      President
      since 1994, Vice President from 1989 to 1991.

John F. Wallace............................................   Secretary and        68         1993              1,000
      Senior Vice President of NCM since 1981, Secretary        Treasurer
      since 1976, Treasurer since 1984 and Director since
      1986.  Senior Vice  President  of NSI since 1978,
      Secretary  from 1977 to 1991, and Director from 1983
      to 1991.


      Stock Ownership. At August 4, 1997, the Directors and officers of the Fund as a group (7 persons) owned an aggregate of 2,000 shares, less than 1% of the outstanding shares of the Fund. Mr. Sawada, President of the Fund, and Mr. Mitsutoyo Kohno, Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NCM and NIMCO.


                ITEM 2.  SELECTION OF INDEPENDENT ACCOUNTANTS

      On the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 1997. Price Waterhouse has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NCM, and for three other investment companies for which NCM acts as manager. The Board of Directors of the Fund considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Fund.

      A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.


        ITEM 3. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT, INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY ARRANGEMENTS

      Nomura  Capital  Management,  Inc.  ("NCM")  has served as the management company for the Fund since the Fund commenced operations in 1993. Nomura Investment Management Co., Ltd. ("NIMCO"), the parent of NCM, has served as the investment adviser for the Fund since that time. During 1993, following approval by the Fund's initial shareholder, NCM entered into an investment sub-advisory agreement with LG Investment Trust Management Co., Ltd. ("LGITM"). NCM and NIMCO are each affiliates of The Nomura Securities Co., Ltd. ("Nomura"), which is the largest securities company in Japan. LGITM, which is not affiliated with Nomura, is a Korean company that provides investment advisory services for Korean and international clients. The existing agreements between the Fund and NCM, NCM and NIMCO, and NCM and LGITM are referred to below as the Current Management Agreement, the Current
Investment   Advisory   Agreement,   and  the  Current  Investment Sub-Advisory
Agreement, respectively.

      NIMCO has announced a proposed merger pursuant to which it and The Nomura Securities Investment Trust Management Co., Ltd. ("NSITM"), another investment advisory company affiliated with Nomura, will consolidate their organizations. The merger of the two affiliated companies is permitted by recent changes in Japanese law. NIMCO is the largest investment advisory company in Japan in terms of total assets under management. NSITM is the largest investment trust management company in Japan. At June 30, 1997, NIMCO and NSITM together managed approximately $127.9 billion of investments.

      It is presently contemplated that the corporate restructuring of NIMCO and NSITM (the "NAM Restructuring") will take place on or about October 1, 1997. As part of the NAM Restructuring, it is anticipated that a subsidiary of NSITM based in New York will merge into NCM. After the restructuring, the advisory firms will operate under the following names: the Japanese firm will be Nomura Asset Management Co., Ltd. ("NAM") and the United States firm will be Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.").

      NCM has advised the Board of Directors and the Fund that the changes in the corporate structure of the Nomura-affiliated advisers in the United States and Japan are not expected to affect the portfolio management or day-to-day operations of the Fund. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which would result in a termination of the Current Management Agreement, the Current Investment Advisory Agreement and the Current Investment Sub-Advisory Agreement. Accordingly, in anticipation of the consummation of the NAM Restructuring and in order to ensure the continuity of management, investment advisory and investment sub-advisory services provided to the Fund by NCM, NIMCO and LGITM, respectively, a new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement"), a new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory
Agreement"),   and  a  new  investment  sub-advisory agreement  between
NAM-U.S.A  and  LGITM  (the  "New  Investment   Sub-Advisory Agreement")  are
proposed to be approved prior to such date by a majority of the Fund's shareholders.

      The proposed new agreements under which the Fund will operate after the NAM Restructuring are substantively identical to the agreements under which the Fund currently operates. The services to be provided by NAM-U.S.A. and NAM after the NAM Restructuring will be identical to the services currently provided by NCM and NIMCO, respectively. NCM has advised the Board of Directors of the Fund that the NAM Restructuring will provide the Fund with access to an investment adviser with a larger capital base and increased investment research staff. NCM has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NCM and NIMCO, respectively. LGITM will be unaffected by the NAM restructuring and its services provided to the Fund will not be changed. AS DESCRIBED BELOW, THE PROPOSED NEW AGREEMENTS DO NOT ALTER THE RATE OF MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND.

      In their consideration of the above agreements, the Board of Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services to be provided to the Fund by
NAM-U.S.A., NAM and LGITM, and comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The Independent Directors also considered the quality of the personnel providing management and investment advisory services to the Fund, NCM's representations that there will be no material adverse
change in the services provided to the Fund after the NAM Restructuring   is
completed,   the  relative   profitability  of  the  present arrangements to
NCM, NIMCO and LGITM, and information about the services to be performed and the personnel performing such services under the proposed agreements. The Independent Directors were advised by separate counsel in connection with their review of the management, investment advisory and investment sub-advisory arrangements of the Fund.

      If approved by the Fund's shareholders at the Meeting, each of the New Management Agreement, the New Investment Advisory Agreement and the New Investment Sub-Advisory Agreement will remain in effect until September 30, 1999, unless terminated as described below. The Current Management Agreement, the Current Investment Advisory Agreement, and the Current Investment Sub-Advisory Agreement were each last approved by the Fund's initial shareholder on November 23, 1993. Although the management, investment advisory and investment sub-advisory arrangements consist of three separate contracts, shareholders can only vote on the three agreements together and not individually.

      As indicated above, NIMCO and NSITM are affiliates of Nomura, the largest securities company in Japan. The Tokyo Prosecutor's Office indicted Nomura and certain of its former officers in June and July, 1997 for loss compensation in violation of the Securities and Exchange Law of Japan. In addition, on July 30, 1997, the Ministry of Finance of Japan announced administrative penalties, each for certain specified time periods, against Nomura as follows: suspension of Nomura's own-account stock-related dealing; suspension of stock-related business at all Nomura branch offices; suspension of all securities transactions at certain divisions of Nomura's headquarters;

suspension of all securities transactions at Nomura's headquarters; and ban from participation in the auction and underwriting of public bonds in Japan. NCM has advised the Board of Directors of the Fund that neither NCM nor NIMCO had any involvement in any of the activities that were the subject of the indictments and the administrative penalties, and that NCM has been advised by NSITM that neither it nor any of its subsidiaries had any such involvement.

Information Concerning NAM-U.S.A., NAM, and LGITM

      NAM-U.S.A. will provide global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. also will act as one of the investment advisers to six other investment companies, three of which are U.S. registered investment companies. NAM-U.S.A. will be a subsidiary of NAM and Nomura Research Institute ("NRI").

      Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

      The following table sets forth the name, proposed title and principal occupations of the proposed principal executive officer and each director of NAM-U.S.A. upon the completion of the NAM Restructuring:


                                       Title with NAM-U.S.A.             Present
Name*                                  after NAM Restructuring           Principal Occupation
-----                                  -----------------------           --------------------
Haruo Sawada........................   Director and President            Director and President of NCM

Brian X. Fitzgibbon.................   Director                          Director and Senior Vice President of NCM

Takashi Harino......................   Director                          Director of NSITM

Shigenobu Hayakawa..................   Director                          Director of NSITM

Shigehito Hayashi...................   Director                          Director and President of Nomura Asset
                                                                         Management (U.S.A.) Inc.

Naotake Hirasawa....................   Director                          Director of NIMCO

Mitsutoyo Kohno.....................   Director                          Director and Senior Vice President of NCM

Takahide Mizuno.....................   Director                          Director of NIMCO

Takeo Nakamura......................   Director                          Managing Director of NIMCO

Marti G. Subrahmanyam...............   Director                          Professor of Finance and Economics,
                                                                         New York University, Leonard N. Stern
                                                                         School of Business Administration

John F. Wallace.....................   Director                          Director, Senior Vice President, Secretary
                                                                         and Treasurer of NCM

---------
* The address of Messrs. Sawada, Fitzgibbon, Hayashi, Kohno, Subrahmanyam, and Wallace is 180 Maiden Lane, New York, New York 10038. The address of Messrs. Harino, Hayakawa, Hirasawa, Mizuno, and Nakamura is 1-12-11, Nihonbashi, Chuo-Ku, Tokyo 103, Japan.


      NAM  will   provide   investment   advisory   services  for  Japanese
and international clients. In addition to the Fund, NAM will act as an investment adviser with respect to the following registered investment companies: Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc. NRI, whose address is 1- 10-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan, will own 12.44% of NAM.

      The following table sets forth the name and proposed title of the proposed principal executive officers and each director of NAM upon the completion of the NAM Restructuring:

                                            Title with NAM after                  Present
             Name*                          NAM Restructuring                     Principal Occupation
             -----                          -----------------                     --------------------
             Hitoshi Tonomura.............  Chairman of the Board                 President of NSITM

             Tadashi Takubo...............  President                             President of NIMCO

             Tadashi Akimoto..............  Director                              Director of NIMCO

             Kazuhiko Hama ...............  Director                              Director of NSITM

             Takashi Harino...............  Director                              Director of NSITM

             Naotake Hirasawa.............  Director                              Director of NIMCO

             Toshio Ikawa.................  Director                              Director of NSITM

             Hideaki Ishii................  Director                              Managing Director of NSITM

             Shinzo Katada................  Director                              Managing Director of NIMCO

             Atsushi Kinebuchi............  Director                              Executive Managing Director of NSITM

             Norio Kinoshita..............  Director                              Director of NSITM

             Masami Kitaoka...............  Director                              Director of NSITM

             Mitsunori Minamio............  Director                              Director of NIMCO

             Haruo Miyako.................  Director                              Managing Director of NSITM

             Takahide Mizuno..............  Director                              Director of NIMCO

             Takeo Nakamura...............  Director                              Managing Director of NIMCO

             Naoki Santo..................  Director                              Executive Managing Director of NIMCO

             Takanori Shimizu.............  Director                              Managing Director of NSITM

             Teruo Shimizu................  Director                              Director of NSITM

             Hiromichi Tabata.............  Director                              Director of NSITM

             Katsuya Takanashi............  Director                              Executive Vice President of NSITM

             Yasuo Takebayashi............  Director                              Managing Director of NSITM

             Takanori Tanabe..............  Director                              Executive Managing Director of NSITM

             Isao Teranishi...............  Director                              Executive Managing Director of NIMCO

---------------
* The address of the principal executive officers and each director is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.


      LGITM provides investment advisory services for Korean and international clients. LGITM is a wholly-owned subsidiary of LG Securities Co., Ltd., one of the largest securities firms in Korea, and a member of the LG Group.

      The following table sets forth the name, title and principal occupation of the principal executive officers and each director of LGITM.



Name*                                          Title and Principal Occupation
-----                                          ------------------------------
Kyung-Suk Suh                                  President and Director

Yoon-Shik Yim                                  Executive Director

Se-Won Um                                      Auditor

---------------
* The address of Messrs. Suh, Yim and Um is 34-6, Yoido-Dong, Youngdunpo-ku, Seoul 150-010, Korea.


TERMS OF THE NEW MANAGEMENT AGREEMENT, THE NEW INVESTMENT ADVISORY AGREEMENT, AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

      Copies of the forms of the New Management Agreement, the New Investment Advisory Agreement, and the New Investment Sub-Advisory Agreement are set forth as Exhibits A, B, and C, respectively. Set forth below is a
summary of the terms of  such  agreements.   As  discussed   above,   the
proposed   agreements  are substantively  identical  to the  agreements  under which the Fund currently operates. THE PROPOSED AGREEMENTS DO NOT CHANGE THE AMOUNT OF MANAGEMENT FEES PAYABLE BY THE FUND.

      Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment adviser for the Fund and LGITM to act as an investment sub-adviser for the Fund.

      Pursuant to the New Investment  Advisory Agreement between NAM-U.S.A.
and NAM, NAM will agree to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund.

      Pursuant to the New Investment Sub-Advisory Agreement between NAM-U.S.A. and LGITM, LGITM will agree to continue to furnish NAM-U.S.A. and NAM with information concerning the Korean securities market and recommendations as to specific securities. Under the terms of the New Investment Sub-Advisory Agreement, LGITM will not be responsible for the actual portfolio decisions of the Fund.


COMPENSATION AND EXPENSES

      AS DESCRIBED ABOVE, THE MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND WILL REMAIN THE SAME UNDER THE PROPOSED CONTRACTUAL
ARRANGEMENTS.  As compensation  for its  services to the Fund,  NAM-U.S.A.
will receive a monthly fee,
computed daily, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .55% of the Fund's average weekly net assets, and NAM-U.S.A. will pay LGITM monthly fees at the annual rate of .10% of the Fund's average weekly net assets. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is justified by the types of portfolio securities held by the Fund and that it is comparable to fees paid by other international funds. For the fiscal year ended October 31, 1996, the Fund paid or accrued fees to NCM of $818,581. At July 31, 1997, the net assets of the Fund aggregated approximately $50.5 million. At this net asset level, the annual management fee would aggregate $555,983.

      The New Management Agreement obligates NAM-U.S.A. to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended October 31, 1996, the Fund paid brokerage commissions of $370,890. Nomura and its affiliates earned no commissions on the execution of such portfolio security transactions. LG Securities Co., Ltd., the parent company of LGITM, earned commissions on the execution of such portfolio security transactions in the amount of $28,301.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A., NAM, and their affiliates will act as manager or investment adviser:



                                                                                                       APPROXIMATE
                                                                                                      NET ASSETS AT
                                                                                                      JULY 31, 1997
            INVESTMENT COMPANY                               ANNUAL ADVISORY FEES                       (MILLIONS)
            ------------------                               --------------------                     -------------
JAKARTA GROWTH FUND, INC.(1)                                                                               $52.1
Manager:                                     Management Fee:
-------                                      --------------
NAM-U.S.A.                                   1.10% of net assets.
Investment Adviser:                          Investment Advisory Fee:
-------------------                          ------------------------
NAM                                          .50% of net assets; paid by NAM-U.S.A.


JAPAN OTC EQUITY FUND, INC.                                                                                $77.5
Manager:                                     Management Fee:
-------                                      --------------
NAM-U.S.A.                                   1.10% of net assets not in excess of $50 million,
Investment Adviser:                          1.00% of net assets in excess of $50 million but
------------------
NAM                                          not exceeding $100 million, and .90% of net
                                             assets in  excess  of $100  million
                                             Investment  Advisory  Fee:
                                             --------------------------
                                             .50% of net assets not in excess of $50 million,
                                             .45% of net assets in excess of $50 million but
                                             not exceeding $100 million,  and .40% of net
                                             assets in excess of $100 million; paid by NAM-U.S.A.



NOMURA  PACIFIC BASIN FUND, INC.(2)                                                                         $23.8
Manager:                                     Management Fee:
-------                                      --------------
NAM-U.S.A.                                   .75% of net assets.
Investment Adviser:                          Investment Advisory Fee:
-------------------                          ------------------------
NAM                                          .26125% of net assets; paid by NAM-U.S.A.


---------------
(1) Nomura Asset Management Singapore Ltd. ("NAM-Singapore"), which will be an affiliate of NAM-U.S.A. and NAM, will act as investment sub-adviser to Jakarta Growth Fund, Inc. for which it will receive compensation of .25% of net assets paid by NAM.
(2) NAM-Singapore will act as investment sub-adviser to Nomura Pacific Basin Fund, Inc. for which it will receive compensation of .0275% of net assets paid by NAM-U.S.A.



      Duration and Termination. As indicated above, each of the New Management Agreement, the New Investment Advisory Agreement and the New Investment Sub-Advisory Agreement will remain in effect until September 30, 1999, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.


                            ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the NAM Restructuring, in which case they will be borne by NCM. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $10,000, together with reimbursement of such firm's expenses.

      The  election  of  Directors  requires a plurality  of the votes cast, in person  or by  proxy,  at a  meeting  at  which a  quorum  is duly
constituted. Ratification   of  the  selection  of  independent   accountants
requires the affirmative vote of a majority of the shares present and voting on the proposal at a meeting at which a quorum is present. Approval of each of the Management Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreement requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) of 67% or more of the shares of the Fund present at the meeting of the holders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. If the Management, Investment Advisory and Investment Sub-Advisory Agreements are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management, investment advisory and investment sub-advisory arrangements. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund on behalf of its beneficial stockholders, will request the instructions of such customers, clients and beneficial stockholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that the New York Stock Exchange and the Osaka Securities Exchange permit such broker-dealers and the JSCC, without instructions from such customers, clients, and beneficial stockholders, to grant authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSCC's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSCC to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors or the ratification of the selection of independent accountants. Abstentions and broker non-votes will have the same effect as a vote against the approval of each of the Management Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreement.

      The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).


Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by June 1, 1998.

                                            By Order of the Board of Directors


                                            JOHN F. WALLACE
                                            Secretary

Dated:  August      , 1997

                                                                Exhibit A
                             MANAGEMENT AGREEMENT

      AGREEMENT made this ____ day of ___________ 1997, by and between KOREA EQUITY FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                             W I T N E S S E T H:

      WHEREAS, the Fund is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


                                  ARTICLE I

                            Duties of the Manager

      The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories,
transfer agents,  dividend disbursing agents, other   shareholder   servicing
agents,   accountants,    attorneys, underwriters,  brokers and dealers,
corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.
The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Manager is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment
Company act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.


                                  ARTICLE II

                      Allocation of Charges and Expenses

      (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

      (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund's shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.


                                ARTICLE III

                         Compensation of the Manager

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, at the annual rate of 1.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average  weekly  net  assets  is determined at the end of each month on the basis of the  average  net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value
at the close of each succeeding week until  it  is  again  determined.   It  is
understood that one-half of such compensation is being paid by the Fund to the Manager, as agent for the Investment Adviser referenced in
Article IV hereof, and that the Manager will remit such compensation to the Investment Adviser pursuant to the Investment Advisory Agreement referenced in such Article IV.


                                  ARTICLE IV

                        Investment Advisory Agreement

      This Agreement is entered into with the understanding that the Manager will enter into an Investment Advisory Agreement with Nomura Asset Management Co., Ltd., in the form attached hereto as Exhibit A, in which the Manager will contract for advisory services and pay the Investment Adviser compensation for its services out of the compensation received hereunder pursuant to Article III at the rates set forth therein. The Fund also understands that the Manager may enter into an Investment Sub-Advisory Agreement in the form attached hereto as Exhibit B.


                                  ARTICLE V

                    Limitation of Liability of the Manager

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.


                                  ARTICLE VI

                          Activities of the Manager

      The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VII referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as shareholder or otherwise.

                                 ARTICLE VII

                  Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until ___________ __, 1999 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.


                                 ARTICLE VIII

                         Amendments of the Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.


                                  ARTICLE IX

                         Definitions of Certain Terms

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.


                                  ARTICLE X

                                Governing Law

      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                         KOREA EQUITY FUND, INC.


                                         By_______________________________



                                         NOMURA ASSET MANAGEMENT U.S.A. INC.


                                         By_______________________________

                                                                       Exhibit B



                        INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this ____ day of _______________ 1997, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation
(hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").


                            W I T N E S S E T H :

      WHEREAS, Korea Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a management agreement with the Fund of even date herewith (the "Management Agreement"); and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


                                  ARTICLE I

                       Duties of the Investment Adviser

      Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research, securities analysis and investment recommendations as the latter may from time to time consider necessary for the proper supervision of the Fund's assets. The Investment Adviser shall continuously review the Fund's holdings and shall make recommendations as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

                                  ARTICLE II

                      Allocation of Charges and Expenses

      The   Investment   Adviser  shall  furnish,   at  its  own  expense,
all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.


                                 ARTICLE III

                    Compensation of the Investment Adviser

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.55% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.


                                  ARTICLE IV

              Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.


                                  ARTICLE V

                     Activities of the Investment Adviser

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for the purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as shareholder or otherwise.

                                  ARTICLE VI

                  Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until ______________ __, 1999 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the parties. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement.


                                 ARTICLE VII

                         Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.


                                 ARTICLE VIII

                         Definitions of Certain Terms

               The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.


                                  ARTICLE IX

                                Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                         NOMURA ASSET MANAGEMENT U.S.A. INC.


                                         By______________________________



                                         NOMURA ASSET MANAGEMENT CO., LTD.


                                         By______________________________

                                                                      Exhibit C


                      INVESTMENT SUB-ADVISORY AGREEMENT


      AGREEMENT made this ____ day of ______________ 1997, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and LG INVESTMENT TRUST MANAGEMENT CO., LTD., a Korean corporation (hereinafter referred to as the "Investment Sub-adviser").


                            W I T N E S S E T H :

      WHEREAS, Korea Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager has entered into a management agreement with the Fund of even date herewith (the "Management Agreement") and an investment advisory agreement relating to the Fund with Nomura Asset Management Co.,
Ltd.  (the "Investment   Adviser")  of  even  date  herewith  (the
"Investment   Advisory Agreement"); and

      WHEREAS, the Manager and the Investment Sub-adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended (hereinafter referred to as the "Investment Advisers Act"); and

      WHEREAS, the Investment Sub-adviser is willing to provide investment advisory services to the Manager and the Investment Adviser in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


                                  ARTICLE I

                     Duties of the Investment Sub-adviser

      The Investment Sub-adviser hereby agrees to provide the following analyses and reports to the Manager and the Investment Adviser: (i)
quarterly  Korean market  strategy  reports   focusing   primarily  on  sector
weighting;   (ii) recommendations  as to  purchases  and sales of equity securities eligible for purchase by the Fund and the exercise of related voting rights; (iii) general advice related to the Korean securities market and political and macro-economic developments in Korea; and (iv) such other matters as to which the Manager and the Investment Sub-adviser may agree.
It is understood that the Investment Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund, the Manager or the Investment Adviser in any way or otherwise be deemed an agent of any of such entities.

                                  ARTICLE II

                      Allocation of Charges and Expenses

      The Investment Sub-adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.


                                 ARTICLE III

                  Compensation of the Investment Sub-adviser

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Sub-adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.


                                  ARTICLE IV

                     Representations and Covenants of the
                            Investment Sub-adviser

      The Investment Sub-adviser represents and agrees that (i) it has full authority to enter into this Agreement and to provide the services contemplated hereby and (ii) it will maintain all regulatory approvals and qualifications necessary for it to perform its obligations under this Agreement, including registration under the Investment Advisers Act.


                                  ARTICLE V

            Limitation of Liability of the Investment Sub-adviser

      The Investment Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term "Investment Sub-adviser" shall include any affiliates of the Investment Sub-adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Sub-adviser and such affiliates.

                                  ARTICLE VI

                   Activities of the Investment Sub-adviser

      The services of the Investment Sub-adviser to the Fund are not to be deemed to be exclusive, the Investment Sub-adviser and any person controlled by or under common control with the Investment Sub-adviser (for the purpose of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Sub-adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Sub-adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Sub-adviser is or may become interested in the Manager or the Fund as shareholder or otherwise.


                                 ARTICLE VII

                  Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until ______________ __, 1999 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Sub-adviser, on sixty days' written notice to the parties hereto. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement.


                                 ARTICLE VIII

                         Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.


                                  ARTICLE IX

                         Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE X

                                Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                   NOMURA ASSET MANAGEMENT U.S.A. INC.


                                   By_________________________________



                                   LG INVESTMENT TRUST MANAGEMENT CO., LTD.


                                   By_________________________________

                           KOREA EQUITY FUND, INC.
                               180 Maiden Lane
                          New York, New York  10038

                                  P R O X Y

         This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on August 4, 1997 at the Annual Meeting of the shareholders of the Fund to be held on September 24, 1997 or any adjournment thereof.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?
-------------------------         --------------------------
-------------------------         --------------------------
-------------------------         --------------------------

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE

KOREA EQUITY FUND, INC.

Mark box at right if an address change or comment has |_| been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.  Date

Shareholder sign here ________  Co-owner sign here ________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" ALL NOMINEES.

1. Election of Directors.

            William G. Barker, Jr.                Chor Weng Tan
            George H. Chittenden                  Arthur R. Taylor
            Haruo Sawada                          John F. Wallace

      For All Nominees |_|   Withhold |_|   For All Nominees Except |_|

If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through that nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" PROPOSAL 2.

2. Proposal to ratify the selection of Price Waterhouse LLP
            as the independent accountants of the Fund.

      For |_|   Against |_|   Abstain |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" PROPOSAL 3.

3. Proposal to approve new Management, Investment Advisory and
            Investment Sub-Advisory Agreements.

      For |_|   Against |_|   Abstain |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1, 2 and 3.

RECORD DATE SHARES: